First Pacific Mutual Fund, Inc.

                        First Pacific Low Volatility Fund
                                  Investor Class

                      Supplement dated June 10, 2011 to the
                                  Prospectus and
                       Statement of Additional Information
                                dated May 16, 2011

The following is added to the description of structured notes in "Summary
Section: Principal Investment Strategies" on page 2 and "Additional Information About Investments: Types of Securities" on page 6 of the Prospectus:

	The structured notes in which the Fund may invest typically have a "buffer" or principal protection whereby the issuer guarantees full or partial payment of principal on maturity.

Additionally, following is added to "Structured Notes Risk" in "Summary
Section: Principal Investment Risks" on page 3 of the Prospectus:

	In exchange for the issuer's guarantee of full or partial payment of principal on maturity, the upside return the Fund could achieve on its investment may be capped or limited and the issuer's guarantee is generally available only if the Fund holds the structured note to maturity. There may be higher fees and costs associated with structured notes than other types of investments.



Additionally, the second paragraph on page 16 under "INVESTMENT STRATEGIES AND
RISKS: Structured Notes" section of the Statement of Additional Information is hereby deleted and replaced with the following:

    		Structured notes are subject to a number of fixed income risks including income risk, credit risk and market risk and certain structured notes may be subject to call risk. In addition, as a result of the imbedded derivative feature, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index) or prices of the underlying securities will rise or fall. The Fund's right to receive principal or interest payments on a structured product may vary in timing or amount, depending on changes in the reference factor and, at times, the price fluctuations may be very significant. In addition, changes in the reference instrument or the underlying security may cause the interest rate on a structured note to be reduced to zero, at which point further adverse changes may lead to a reduction in the principal amount payable on maturity. Even with respect to structured notes that purport to provide a "buffer" or principal protection from the issuer, the principal typically is protected only to the extent that the value of the reference factor does not fall below a set limit and only if the Fund holds the note to maturity. In addition, potential returns may be limited or capped in exchange for the issuer's principal protection. There may be higher fees and costs associated with structured notes than other types of investments. Structured notes may also be less liquid than other types of securities, and may be more volatile than the reference factor or security underlying the note.